UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

Liberated Syndication Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)

(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

In its Annual Report on Form 10-K for the year ended December 31, 2019 (“2019 Form 10-K”), Liberated Syndication Inc. (the “Company”) disclosed that it had a profit-sharing plan (the “Plan”) for the benefit of the employees of the Company, in which “profit sharing contributions” were made at the discretion of the Company’s Board of Directors (the “Board”). The Company has since determined that such Plan involved a practice operated by the Company’s management, in which contributions were made to the 401(k) plans of certain Company employees without prior Board approval. For the years ended December 31, 2020, 2019 and 2018, the Company made contributions to the Plan of $121,566, $111,431 and $100,000, respectively.

For the years ended December 31, 2020, 2019 and 2018, (i) Mr. Christopher Spencer, the Company’s former Chief Executive Officer, received contributions made by the Plan to his 401(k) plan of $21,000, $24,750 and $19,513, respectively; and (ii) Mr. John Busshaus, the Company’s former Chief Financial Officer, received contributions made by the Plan to his 401(k) plan of $0, $24,750 and $19,513, respectively. Ms. Laurie Sims, the Company’s current President and Chief Operating Officer, received contributions made by the Plan to her 401(k) plan including a payment of $21,000 for the year ended December 31, 2020. The amounts for Mr. Spencer and Mr. Busshaus were inadvertently omitted from the executive compensation reported for Mr. Spencer and Mr. Busshaus in the Company’s proxy statement filed with the Securities and Exchange Commission on October 15, 2020 as well as in the 2019 Form 10-K and the Annual Report on Form 10-K for the year ended December 31, 2018. Ms. Sims was not a named executive officer (as defined in Item 402 of Regulation S-K) of the Company for the years ended December 31, 2019 and 2018. Going forward, the Company intends to adopt a written version of the Plan and obtain Board approval for any future awards made under the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: January 29, 2021	By:	/s/ Richard P. Heyse
Name: Richard P. Heyse Title: Chief Financial Officer